UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2007

AMERICAN ELECTRIC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24575	59-3410234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6410 Long Drive, Houston, TX 77087	77087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-644-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01(a) - Change in Registrant’s Certifying Accountant.

1.	On June 11, 2007, registrant was advised that Tedder, James, Worden & Associates, P.A. has ceased the practice of public accounting and certain of its partners have merged with McGladrey & Pullen, LLP, an independent public accounting firm registered with the Public Company Accounting Oversight Board. Registrant considered this a resignation of Tedder, James, Worden & Associates, P.A. as its certifying accountant. Neither the registrant’s audit committee nor its board of directors recommended or approved the resignation of Tedder, James, Worden & Associates, P.A. On June 14, 2007, registrant appointed McGladrey & Pullen, LLP as its certifying accountant.

2.	The audit reports of Tedder, James, Worden & Associates, P.A. on the consolidated financial statements of registrant and subsidiaries (formerly named American Access Technologies, Inc.) as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

3.	The decision to engage McGladrey & Pullen, LLP was approved by the audit committee of the board of directors on June 14, 2007.

4.	In connection with the audits of registrant’s consolidated financial statements for each of the fiscal years ended December 31, 2006 and 2005 and through the date of this Current Report, there were: (1) no disagreements between the registrant and Tedder, James, Worden & Associates, P.A. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tedder, James, Worden & Associates, P.A. would have caused Tedder, James, Worden & Associates, P.A. to make reference to the subject matter of the disagreement in their reports on the registrant’s financial statements for such years, and (2) no disagreements with Tedder, James, Worden & Associates, P.A., whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

5.	During the registrant’s two most recent fiscal years and through the date of this Current Report, neither the registrant, nor anyone on its behalf, consulted with McGladrey & Pullen, LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements; or any matter that was either a subject of disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(iv)(B) of Regulation S-B).

6.	Registrant has provided Tedder, James, Worden & Associates, P.A. a copy of the disclosures in this form 8-K and that Tedder, James, Worden & Associates, P.A. furnished it with a letter addressed to the Securities and Exchange Commission stating whether or not Tedder, James, Worden & Associates, P.A. agrees with the Company’s statements in this item 4.01(a). A copy of the letter dated June 11, 2007 furnished by Tedder, James, Worden & Associates, P.A. is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

As set forth in Item 4.01, there is furnished herewith as Exhibit 16.1, a letter from Tedder, James, Worden & Associates, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ELECTRIC TECHNOLOGIES, INC.
(Registrant)

Date: June 14, 2007	By:	/s/ John H. Untereker
John H. Untereker
Senior Vice President, CFO and Secretary

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Tedder, James, Worden & Associates, P.A. dated June 11, 2007